2013 Investor Day April 10, 2013 Exhibit 99.1

2 2
Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Calpine’s current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that Calpine believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof. Calpine undertakes no duty to update or revise the information contained herein other than as required by law.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in Calpine’s Annual Report on Form 10-K for the year ended
December 31, 2012, and in other documents that Calpine files with the SEC.  Many of these risks, uncertainties and other factors are beyond Calpine’s control and may cause actual results to differ materially from the views, beliefs and estimates expressed herein. Calpine’s reports and other information filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2012, can be found on the SEC’s website at www.sec.gov and on Calpine’s website at www.calpine.com.
Reconciliation to U.S. GAAP Financial Information
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the
Securities Exchange Act of 1934, as amended.  Schedules are included herein that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.
Safe Harbor Statement

3
Agenda

•
Welcome and Safe Harbor Bryan Kimzey VP, Investor Relations
•
Value Proposition Jack Fusco Chief Executive Officer
•
Operations & Development Overview Thad Hill President, Chief Operating Officer
•
Introductory Q&A Jack Fusco
Thad Hill
Chief Executive Officer
President, Chief Operating Officer
•
Commercial Operations:  National Trends Caleb Stephenson VP, Commercial Analytics
•
Commercial Operations:  Regional Trends Steve Pruett SVP, Commercial Operations
•
Commercial Operations Q&A Steve Pruett
Caleb Stephenson
Todd Thornton
SVP, Commercial Operations
VP, Commercial Analytics
VP, Commercial Development
Break
•
Power Operations Panel John Adams
Ron Macklin
Tom Long
Ron Hall
SVP, Power Operations
VP, Outage Services
VP, Development & Optimization Engineering
VP, Engineering & Construction
•
Regulatory Panel Thad Miller
Yvonne McIntyre
Steve Schleimer
Mark Smith
William Taylor
EVP, Chief Legal Officer
VP, Governmental & Regulatory Affairs (Federal)
VP, Governmental & Regulatory Affairs (North)
VP, Governmental & Regulatory Affairs, Legal (West)
VP, Governmental & Regulatory Affairs (Texas)
•
Financial Overview Zamir Rauf EVP, Chief Financial Officer
•
Executive Q&A

2013 Investor Day: Value Proposition Jack Fusco Chief Executive Officer April 10, 2013

Thank You:
A Milestone Achievement
5
Jack Fusco
Voted Best IR by a CEO
or Chairman (Mid-Cap)
Calpine IR
Nominee for Best IR –
Utilities Sector
Jack Fusco
Voted Best CEO –
Elec. Utilities
Buy- and Sell-Side
Calpine IR
Top 3 for Best IR –
Elec. Utilities
Buy- and Sell-Side
2013
All-America
Executive
Team
Thank you
for recognizing
our commitment to
our shareholders
and to
providing the investing
community with
disclosures and access

Calpine:  Positioned to Benefit from Secular Trends

Stricter Environmental
Regulation
• State and federal pressures:  Primarily
focused on health concerns; resurgent
climate change debate
Insufficient New Capacity
in Key Markets
Sustained Low
Natural Gas Prices
Aging Power Generation
Infrastructure
• Prices must rise to incent economic new
investment where needed
• “New norm”:  100+ years supply of affordable,
domestic natural gas
• America’s fleet continues to age; investments in
improvements / maintenance less economic
~240,000 MW
Source:  Energy Velocity.  Excludes renewable and hydro units.
Source:  SNL.  Shaded nuclear represent potential
retirements, including plants currently not in operation.
Est. CCGT new build requirement
Source:  Calpine, Broker quotes.  As of 3/26/13.
32 GW of
retirements
announced
through 2016

Myths Around Over-Reliance on Natural Gas
in the Power Sector
7
•
There is abundant excess
capacity in the current fleet,
and sufficient time exists to
develop new resources.
•
The level of mid-stream
investment is dramatic
and growing.
•
Even with natural
gas gaining share,
the US will be
multi-fuel for a
long, long time.
Source: U.S. Energy Information Association, December 2012.
Coal
Nuclear
Renewables
Natural gas
2
3
4
5
6
1990 2000 2010 2020 2030 2040
0
1
1993 2011 History
Projections
30%
16%
17%
35%
1%
13%
11%
19%
53%
4%
25%
13%
19%
42%
1%
Oil and other liquids
US Electricity Generation:  Multi-Fuel
•
America’s natural gas
fleet cannot meet
reliability needs.
•
Pipeline infrastructure
cannot support new
natural gas demand.
•
The US will become
over-dependent on
natural gas.
Myth Truth

Coal
Electric
Vehicles
Calpine:  Strong Generator of Cash, Disciplined in Deployment
8
($ millions)
We will be discerning and disciplined in
our capital allocation decisions.
Rooftop
Solar
1
Represents Cash and Cash Equivalents as of 12/31/12, less estimated cash needed to maintain minimum liquidity of $1 billion.
2
A non-GAAP financial measure.  Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to Net Income (Loss), the most comparable U.S. GAAP measure, are included herein.
Announced Capital Management
Further Capital Management:
•
Organic growth
•
Acquisition and divestiture opportunities
•
Additional share repurchases
$1,040 $865 - $1,025
$615 - $775
$(140)
$(250)
$(400)
Excess Cash:
Dec 2012
1
Adj. FCF
2
Scheduled Debt
Amortizations
Growth
CapEx
(Net)
Share
Repurchases
Excess Cash:
Dec 2013E

9
Delivering Shareholder Value

Demonstrating Strong Financial Performance
Adjusted EBITDA
¹
Returning Capital to Shareholders
Announced Share Repurchase Authorizations
Raising Guidance:
$1,800 - $1,960
Enhancing Value Per Share
Adjusted Free Cash Flow Per Share
¹
Modest gains in Adj. EBITDA
¹
translate into
meaningful gains in Adj. FCF
1
/Share
+$300
+$400
1
A non-GAAP financial measure.  Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to Net Income (Loss), the most comparable U.S. GAAP measure, are included herein.
2
As of 04/05/13.
Update:  Invested
$58MM year-to-date
²
Targeting 15 – 20% CAGR

10
Significant Valuation Upside Remains

2015 Consensus Adj. EBITDA¹:  Conservative Adj. FCF / Share¹ Growth Represents
Total Shareholder Return
1
A non-GAAP financial measure.  Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to Net Income (Loss), the most comparable U.S. GAAP measure, are included herein.
2
Represents estimated 2015 Adj. EBITDA from Deer Park and Channel expansions (scheduled to come online in 2014) and Garrison (scheduled to come online mid-2015).
Below current
forwards
Not in consensus
Note:  Chart holds Price to Adj. FCF/Share Multiple constant at 13.7, consistent with current trading levels based upon 2013E Adj. FCF/Share.
Adj. EBITDA¹ outlook and opportunistic capital allocation
drive meaningful valuation upside potential

2013 Investor Day: Operations and Development Overview Thad Hill President, Chief Operating Officer April 10, 2013

Shaping Our Footprint to Match our Regional Strategy
Note:  Capacity shown here represents Calpine’s net interest.
12
West
Asset management and
regulatory engagement
Texas
Capitalize on demand-
driven market recovery
North
Capitalize on
supply-driven
market recovery
and organic growth
opportunities
Southeast
Monetize value
through long-term
contracts or asset
divestitures
Calpine:  27,321 MW + 1,472 MW Under Construction
April 2013

13
Optimizing Fleet Performance

Significantly Reduced
Forced Outage Factor
-53%
Goals for 2013
•
Safety First to
Zero:  No lost
time incidents
•
Better than 2.5%
FOF
•
Complete
maintenance
program:
13 Majors and
20 Hot Gas Paths
Maintaining Plant Operating Expense
While Expanding Fleet
1
Objective:  Premier wholesale power company
1 Plant Operating Expense excluding major maintenance expense, non-cash stock-based compensation, non-cash loss on disposal of assets and other costs.  Both Plant Operating Expense and
Capacity (MW) shown here exclude deconsolidated power plants, plants owned but not operated by us and plants classified as discontinued operations in the respective periods.
1
$0
$200
$400
$600
$800
$1,000
$1,200
0
5,000
10,000
15,000
20,000
25,000
30,000
2008 2009 2010 2011 2012
Avg. MW in Operation
0%
1%
2%
3%
4%
2008 2009 2010 2011 2012
Plant Operating Expense

14
Adding Value Through Commercial Origination

Continued Contracting Success
•
Focus on
demonstrating
further value from
SE portfolio
•
Create
commercial
solutions to bridge
CA structural gaps
•
Continue to
expand public
power origination
efforts (TX, North)
•
Commercially
optimize portfolio
Contracts:  Effective Form
of Asset Monetization
Illustrative Contract Economics
Mgmt.
dialogue
initiated
Contract
commenced
Capturing Future Value
Represents >$5B
(notional) of fixed
payments
Goals for 2013
Note:  Market projection represents extrapolation of current market prices.
Shaded bars represent projected capacity lifted in 2016/2017 and
2017/2018 RPM capacity auctions based upon amounts cleared in
2015/2016 auction.  Toll/PPA capacity includes contracts at Los
Medanos and Gilroy, which are subject to CPUC approval.
Why do customers pay?
•
Avoided cost of new build
•
Capacity obligations
beyond energy
•
Regulatory requirements
•
Sometimes regulators or
customers want some
portion of PPAs
Market /
Projection
T-4 T-2 T T+2 T+4 T+6 T+8
Fundamentals
Contract
2013 2017
Toll / PPA Capacity Regulatory Capacity
0
2,500
5,000
7,500
10,000
12,500
15,000
2014 2015 2016
840
1,402
2,095
2010 2011 2012

Calpine Development Pipeline:
Pursuing Disciplined Growth
2013 2014 2015 2016 2017
Russell City
Combined-cycle power plant under
10-year contract with PG&E
464 MW
1
Los Esteros
Conversion of existing plant from simple-
cycle to combined-cycle technology
under 10-year contract with PG&E
120 MW
Deer Park Expansion
Expansion of existing CCGT in Texas
leveraging existing site and equipment
260 MW
2
Channel Expansion
Expansion of existing CCGT in Texas
leveraging existing site and equipment
260 MW
2
Garrison (Phase 1)
Greenfield CCGT  leveraging existing
equipment and advantaged site
309 MW
Deepwater
Brownfield CCGT  leveraging existing
infrastructure and advantaged site
350 MW
Texas Upgrade Program
Turbine modernizations and other
upgrades; Requires market reform
300 MW
Mankato Expansion
Response to PUC resource acquisition
plan; Expansion of existing CCGT
leveraging existing site and equipment
345 MW
Total 584 MW 520 MW 309 MW 650 MW 345 MW
Goals for 2013
•
Complete CA
construction
projects
•
Keep Deer Park,
Channel,
Garrison on track
•
Originate
attractive-return
growth
opportunities
— New cogen
— Public power
•
Build set of site
options with first
mover advantage
1 Represents Calpine share.
2 Represents incremental baseload capacity at annual average conditions. Incremental summer peaking capacity is approximately 200 MW per unit, supplemented by incremental efficiencies across the balance of the plant.
NEW
NEW
NEW

16
Operations Organization

COO
Power
Operations
Commercial
Analytics
Commercial
Operations
Human
Resources
West Strat.
Origination
Development
Hether
Benjamin-Brown
Todd Thornton
Steve Pruett John Adams
Caleb Stephenson Alex Makler
Presenter
Panelist
In Attendance
Thad Hill

2013 Investor Day: National Trends Impacting Our Portfolio Caleb Stephenson Vice President, Commercial Analytics April 10, 2013

18 18
Important Trends Impacting Our Portfolio
National
Caleb Stephenson
Regional
Steve Pruett
Texas
•
Inefficiency of forward
curves, plus
•
Regulatory shifts
(including our new VMP)
PJM
•
Retiring coal + Demand
Response = Flattish
capacity, but
•
Real upside in energy
Southeast
•
Capturing significant
origination opportunity
with load serving entities
California
•
Near-term:  SONGS +
AB32
•
Medium-term:
Increasing importance of
capacity versus energy
Load Trends
•
Cheer up!  Energy efficiency not the
end of load growth
•
Regional diversity:  Texas load
growth outlook remains robust
The
“New Build”
Spark
Spread
•
Spark spreads needed to motivate
new construction likely higher than
some think
•
Operational realities matter
Gas Price
Immunity
•
Generation volumes inversely
related to gas prices; margin fairly
neutral
Energy Capacity
Views of Value

Energy Efficiency Isn’t New; Additional Efficiency Improvements
Needed Just to Keep Pace with Historical Trend

Long History of Energy Efficiency
GDP Growth > Load Growth = More Efficient Electricity Use
More Efficiency Needed Just to Maintain Trend
Beating Past Efficiency Trend May Not be Easy
Significant portion of past efficiency gains driven by structural shift away from industrial load... Will this continue?
Flattening load growth entirely would require efficiency gains equivalent to GDP growth –
>2.5x
historical efficiency gains
Residential Load has Tended to be Resilient
Efficiency improvements often offset by new demand;
Challenged so far by slow recovery of housing starts
•
Average new home size up >10% from 1990s
•
More and larger appliances
•
Light bulb standards aside, some low-hanging fruit already captured
Electricity needed to produce $1 of GDP has decreased
by ~1% per year
Sustaining GDP
Growth of …
… and Load
Growth of …
… Requires an Ongoing
Efficiency Gain of …
2.4% 1.5% 0.9% (consistent with history)
1.0% 1.4% (>1.5x history)
0% 2.4% (>2.5x history)
We’re not convinced load growth has reached a regime change:  Much still seems driven by regional economies …
Industrial load now a smaller share of electricity
consumption (and economy)
Sources: Retail sales total and by sector from EIA , GDP Data from BEA ($ 2005), Calpine Analysis

Regionally Diverse Growth Trends:
Texas Among Highest Growth Regions
20
Forecast
Forecast
Forecast
Notes: Historical peak load data is not weather normalized (WN). All growth rates are compound annual growth between 2009 – 2014.
Sources: Historical data from ERCOT, CAISO, & PJM (unrestricted peak load) .  Load Forecasts from ERCOT, CEC, & PJM.  GSP data from Moody's Analytics ($ 2005).  Mid-Atlantic GSP is sum of PA, NJ, DE, &
MD.  Weather-normalized load growth rates reflect Calpine analysis.
Texas
California Mid-Atlantic
Rather than having fundamentally changed, regional load growth trends appear to remain primarily a function of regional economic strength
Population, industry and commercial trends positive for
continued strong load growth
•Feb 2013:  In past year, employment increase in TX more than 2x gain in national payroll growth (Bloomberg)
•Greater Houston Port Bureau survey:  Businesses in Houston Port region will invest $35 billion in capital and maintenance between 2012
–
2015 (Houston Chronicle)
Economic and load growth
expectations in California
and Mid-Atlantic are less
robust
ERCOT forecasts annual
load growth of ~2,000 MW
through 2016

Factors
Sometimes
Overlooked
Factors
Typically
Considered
Conventional Underestimation of New Build Spark Requirements
21
• Headline construction costs per headline kW
• Cost of capital
• Fixed operating costs
• Total construction costs per operable kW
• Cost and return of capital
• Fixed, variable, and maintenance reserve operating costs
• Operational realities such as:
— Off peak and weekend operations
— Imperfect plant availability
— Higher fuel costs due to realized versus baseload heat rates, use of duct-fired capacity not just baseload capacity, and local gas delivery costs
Spark spread required to incent merchant new build is an important benchmark for evaluating power market upside, particularly in regions without capacity markets.  People often underestimate this benchmark, thereby not appreciating full fundamental potential of existing assets.
Issue:
Typical approach is to calculate annual revenue requirements and divide by the number of on-peak hours during the year to determine the spark spread level necessary to cover revenue requirements.
A more careful approach recognizes the costs of operational “frictions” and generally results in higher new build benchmark.

$29
$2
$1
$3
$(4)
$3
$1
$3
$38
Simple
Estimate
Interest During
Construction
Seasonal
Capacity
(less than
Nameplate)
Return of
Capital
Off Pk and
Wknd Margins
Plant
Availability
less than 100%
Add'l Realized
Fuel Costs
Variable Costs
and
Maintenance
Reserve
Improved
Estimate
Impact of
Refinements to
the Math
Operational Frictions Drive Higher Required Spark Spread
22
Illustrative ERCOT Estimate
Operational Realities
Starting Point:
Illustrative Simple
Math
Construction
Costs
Return on
Capital
Fixed
O&M
Total Margin
Needed
On-Peak
Hours
Simple New
Build Spark
$893/kW 10% $30/kW-Yr $119/kW-Yr 4,100 $29/MWh
÷ = =
x
+
Sources: EIA , Calpine Analysis

Calpine:  Generation Volumes Inversely Related to Gas Prices;
Margin Fairly Neutral
NON-EQUITY Volume
Projection (MM MWh)
Recommended Premium to
On-Peak Spark Spread
<100 5% - 15%
100 – 110 (5)% - 5%
110 – 120… (15)% - (5)%
Realized margin per
MWh (relative to on-peak
spark spreads) varies
with total volume
1
Historical volumes adjusted to reflect only those plants currently owned by us.  All periods exclude deconsolidated plants.  2013E as of 03/26/13.
2
Relates to our summary level modeling tips.  Refer to slide 35 for complete tips and further detail.
Calpine Margin Not Particularly Sensitive
to Natural Gas Prices
Modeled Impacts of Changes in Gas Price
on Unhedged Portfolio
As gas prices decline, volumes
increase as gas units take
market share from coal units
As gas prices rise, margin
increases as fuel cost
advantage over less
efficient generators widens
Calpine Dispatch
Sensitive to Natural Gas Prices
Volumes¹ vs. Natural Gas Price Trend
Though volumes can move substantially with changes in gas prices, unhedged Commodity Margin is relatively immune to changes in gas prices.
Modeling Tip
Application²:

24 24 APPENDIX

25
Further Detail on Illustrative “New Build Spark Spread” Estimates

Sources: EIA for illustrative ERCOT construction cost per kW, Calpine analysis.
In reality, the “new build spark” varies for each particular project.
Construction costs, project risks, and operating expectations all need to be factored in.
/+ $100 per kW Construction Cost
/+ 1% Capital Return Rate
/+ $10 Fixed O&M Costs
/+ 100 btu/KWh Heat Rate Chg
1% Availability
/+ $1 Variable or Maintenance Costs
Change in Required On Peak Spark Spread ($/MWh)
$(3.00) $(2.00) $(1.00) $- $1.00 $2.00 $3.00
-
-
-
-
+/
-
Illustrative Math Illustrative Sensitivities
634 $          A Headline Construction Costs ($MM)
710 B Headline (Gross) Plant Capacity (MW)
893 $          C=A/B Headline Construction Costs ($ per kW)
10% D Return on Capital
89 $            E=CxD Capital Return ($ per kW-Year)
30 $            F Fixed O&M ($ per kW-Year)
119 $          G=E+F Total Margin Needed ($ per kW-Year)
4,100 H Total On Peak Hours
29.10 $      I=Gx1000/H Simple Required On Peak Spark Level ($ per MWh)
697 $          A
680 B Net Annual Average Plant Capacity (MW)
1,026 $      C=A/B Total Construction Costs ($ per kW)
11% D Return Of and On Capital
113 $          E=CxD Capital Return ($ per kW-Year)
30 $            F Fixed O&M ($ per kW-Year)
143 $          G=E+F Total Margin Needed ($ per kW-Year)
15 $            H Estimated Off Peak and Weekend Net Margin ($ per kW-Year)
128 $          I=G-H Remaining Margin to be Recovered During On Peak Hours
92% J Plant Availability
3,772 K=4,117xJ Available On Pk Hours
33.89 $      L=Ix1000/K Required On Peak Margin per MWh
7.1 M Realized HR After Effects of Cycling, Use of Duct-Firing, and Degradation (MMBtu per MWh)
0.45 $         N=(M-7.0)x$4.50 Adder to Cover Realized Heat Rate above 7 HR (at $4.50 Gas Price)
0.72 $         O=0.10*7.2 HR Adder to Cover Local Fuel Delivery Costs ($0.10 per MMBtu, Converted $ per MWh)
2.50 $         P Adder to Cover Variable Costs and Major Maintenance Reserve
37.56 $      Q=L+N+O+P Improved Required On Peak Spark Spread Level ($ per MWh)
SIMPLE MATH
IMPROVED MATH (Changes/Additions in italics)
Total Construction Costs ($MM) - Includes Interest During Construction

2013 Investor Day: Regional Trends Impacting Our Portfolio Steve Pruett Sr. Vice President, Commercial Operations April 10, 2013

27 27
Important Trends Impacting Our Portfolio
National
Caleb Stephenson
Regional
Steve Pruett
Texas
•
Inefficiency of forward
curves, plus
•
Regulatory shifts
(including our new VMP)
PJM
•
Retiring coal + Demand
Response = Flattish
capacity, but
•
Real upside in energy
Southeast
•
Capturing significant
origination opportunity
with load serving entities
California
•
Near-term:  SONGS +
AB32
•
Medium -term:
Increasing importance of
capacity versus energy
Load Trends
•
Cheer up!  Energy efficiency not the
end of load growth
•
Regional diversity:  Texas load
growth outlook remains robust
The
“New Build”
Spark
Spread
•
Spark spreads needed to motivate
new construction likely higher than
some think
•
Operational realities matter
Gas Price
Immunity
•
Generation volumes inversely
related to gas prices; margin fairly
neutral
Energy Capacity
Views of Value

Market Overview:  Texas
Addressing Need for New Generation
28
Substantial New Capacity Needed
to Meet Current Reserve Margin Target
Source:  Calpine, ERCOT.  Represents capacity necessary to meet target reserve margin of
13.75%. Reflects annual growth of 1.53% / 2.32% / 3.00% for Low/Base/High Case.  CDR Planned
Units exclude wind.
Tightening Reserve Margins Should Suggest
More Scarcity, Yet Forward Curves Reflect Less
Source: ERCOT, Calpine. As of 3/26/13. Reflects Jul - Aug of each year and SWOC of $5,000 / $7,000
/ $9,000 in 2013/2014/2015. Assumes market heat rate (absent scarcity) of 12,000 btu/kWh.
Voluntary Mitigation Plan: Protects Bidding
Despite Potentially Volatile Market
Another
1,000 –
1,500 MW
required to
meet
potentially
higher
target
Day Ahead :
Full bidding
discretion
Real Time:
Approved
bidding
parameters
for capacity
above min
load (chart)
Texas Summary:
•
Generation needed:  Regulatory reform
necessary to attract more capacity
•
Inefficient forward market not providing
signals
•
Meanwhile, Calpine actively managing its
position in a volatile market
- VMP approved
How it Works:

Market Overview:  PJM
Retirements + DR = Flattish Capacity, but Energy Upside
Significant Retirements on the Horizon…
…Yet Forward Curves Remain Suppressed
Source: Calpine, PJM, Energy Velocity, SNL.  HEDD:  High-Energy Demand Days
(New Jersey regulation).
Source: Calpine, Broker quotes.  As of 3/26/13.  Assumes market heat rate of 8,000 btu/kWh.  RPM Capacity prices shown for MAAC and reflect annual weighted average capacity price, converted into on-peak spark spread equivalent assuming 50% on-peak capacity factor.  2016 reflects price for 2015/2016 auction, as
2016/2017 rates have not yet been established.
Source: PJM.
…Being Replaced by Demand Response
Capacity in Excess of
Reliability Requirement
7.2% 53.2% 53.6% 57.6% 25.7%
% Commitment
Repurchased:
Replacing Retiring Units with Higher-Cost
DR Should Increase Energy Prices…
Demand Response
Potential impact of
increased DR calls
on summer prices:
+$18/MWh
Source (DR Prices): EIA, MJ Bradley. Diesel Gen Set represents 1500 hp engine. See footnotes in Appendix for additional assumptions for price impact.
(40 hrs. @ $500/MWh)
Retiring Units Price-Setting Units?
15 – 17GW of
retirements expected
by 2016

Generation DR Installed Reserve Margin

Market Overview:  California
Increasing Need for Flexible Generation
30
Source: CAISO.
Mid-Term:  Renewable Integration Increases
Need for Flexible Generation
Hour of Day
California Summary:
•
Near-term:  AB32 + SONGS + Dry summer Price
volatility
•
Mid-term:  Regulatory reform needed to
adequately compensate flexible generation; key
for integration of renewables
•
Good news:  Calpine has been effective at
securing capacity contracts
Near-Term:  Carbon Regulation and Nuclear
Outage Impacting Market
SONGS
Outage
First Carbon
Auction (AB32)
Source: Calpine, Broker quotes.
Origination Team Successful at
Capturing Value through Contracts
Where full plant output has been contracted, capacities shown here represent summer peaking capacity as reported in 2012 10-K; actual contract amounts may vary depending upon contract terms. Contract expiration may occur within the final year shown. Sutter, Los Medanos and Gilroy Cogen for 2013 represents summer only. * Indicates contracts subject to CPUC approval in a contested proceeding.
857 MW
500 MW
578 MW
675
650
250 MW
749 MW
515
120 MW
50 MW
608 MW
169 MW
560
28 MW
329 MW
309 MW
619 MW
280 MW
560
Years Contracted:

Market Overview:  Southeast
Realizing Opportunities with Load Serving Entities
31
Capturing Value:  Continued Progress
Upcoming Generation Shortages
Projected in Southeast Region
Utility IRPs + New Capacity – Projected Retirements
= Significant Deficit
Source: Calpine, TVA IRP, DUK/PGN IRP, Southern 10K, SCE&G IRP, SNL. Assumes 15%
reserve margin across all utilities.
Recent Updates:
•
•
Years Contracted:
340 MW
225 MW
117 MW
795 MW
485 MW
135 MW
200 MW
200 400
260 MW
160 - 280 MW
Where full plant output has been contracted, capacities shown here represent summer peaking capacity as reported in 2012 10-K; actual contract amounts may vary depending upon contract terms. Contract expiration may occur within the final year shown. Oneta – OMPA represents summer only.
50 MW
Columbia
Pine Bluff
Hog Bayou
Osprey
Santa Rosa
Auburndale
Decatur
Carville
Morgan
Oneta - SPS
Oneta - OMPA
Oneta - PSO
Oneta - WFEC
(6,000)
(3,000)
0
3,000
6,000
9,000
12,000
15,000
2013 2014 2015 2016 2017 2018
2013 2016 2019 2022 2025 2028 2031 2034
Decatur:  10-year PPA with TVA
Morgan:  Planning to offer capacity into PJM for 2016/2017

32
Maximizing Shareholder Value Through Hedging

Portfolio Changes and Hedges Have Shifted
Quarterly Distribution of Earnings
Hedging Objective
Calpine hedges in order to achieve full and fair
value for our assets and maximize return on assets
for our shareholders
Bal-2013 2014 2015
% Hedged 49% 32% 31%
Gas Position Neutral Long Long
% Hedged 68% 33% 31%
Gas Position
Modestly
Short
Neutral Long
1
Spark spread in NP-15 and ERCOT based upon 7,000 btu/kWh market heat rate and in PJM-W based upon 8,000 btu/kWh market heat rate.  NP-15 adjusted to deduct cost of carbon cap-and-trade, without which, spark spreads would have been $13.10 and $16.51 as of 10/26/12 and 3/26/13, respectively.
Position Updates (Summary)
Note:  See complete updates to standard hedge disclosures in Appendix.
3Q12 Call
(10/26/12)
Investor Day
(3/26/13)
NP-15 $8.48 $10.94
ERCOT $20.75 $21.15
PJM-W $13.36 $13.29
Nat Gas (HH) $3.93 $3.90
•
4Q12 Portfolio Changes:
— Sold Broad River, Riverside (contracted)
— Acquired Bosque (merchant)
•
Addition of Russell City and Los Esteros (Summer 2013)
•
Changes in hedging profile
— More open in 2013
— Seasonal (versus annual) hedges
•
Result: 1Q13 vs 1Q12 / 3Q13 vs 3Q12
2013 Considerations:

33 33 APPENDIX

Energy Margin
1
:
Positioned to Respond to Favorable Secular Trends
34
• Power position
— 2013:  Hedges added; still have Q3
length
— 2014/2015:  Remain very open
• Effective gas position
Reminder:
— Market heat rates tend to show
inverse relationships with gas prices
in some markets
—
±500 btu/kWh sensitivity shown here,
but inverse relationship historically
much stronger at lower gas prices
volumes and gas price exposures. Sensitivities are assumed to occur across the portfolio and the sensitivities on strategic options only capture intrinsic value.
Volumes are on a delta hedge basis. Delta volumes are the expected volume based on the probability of economic dispatch at a future date based on current market prices for that future date. This is lower than the notional volume, which is plant capacity, less known performance and operating constraints.  Volumes assume addition of Los Esteros and 75% of Russell City (2013); announced expansions at Deer Park and
Channel (2014); as well as addition of Garrison and retirement of certain plants in New Jersey related to NOx compliance (2015).
Represents Calpine’s forecasted average annual capacity of net ownership interest with peaking capacity, excluding equity plants.  Capacity additions/deletions are reflected in anticipated month of completion.
Spark spread in NP-15 and ERCOT based upon 7,000 btu/kWh market heat rate and in PJM-W based upon 8,000 btu/kWh market heat rate.  NP-15 adjusted to deduct cost of carbon cap-and-trade, without which, spark spreads would have been been $13.10 and $16.51 as of 10/26/12 and 03/26/13, respectively.
Energy Hedge Profile
2
2013 2014 2015
Hedged Margin
($/MWh)
2
$20 $27 $26
Avg. MW in
Operation
2,4
27,209 27,761 27,934
$ Energy Margin
1,2
as % of
Total Commodity Margin (by year):
75% 77% 78%
Use in conjunction with modeling tips in appendix
Natural Gas Price Sensitivity
2
(assuming no change in heat rate)
Market Heat Rate Sensitivity
2
(assuming no change in gas price)
Summary
Sensitivities
2013 Modestly short
2014 Neutral
2015 Long
3Q12 Call
(10/26/12)
Investor Day
(3/26/13)
NP-15 $8.48 $10.94
ERCOT
$20.75 $21.15
PJM-W
$13.36 $13.29
Nat Gas (HH)
$3.93 $3.90
Energy Margin + Regulatory & Other Margin = Total Commodity Margin.
Estimated as of 03/26/13.  Hedged margin excludes unconsolidated projects and includes the current mark-to-market adjustments of all executed transactions. Changing market heat rates will change delta
1
2
3
4
5

Although Calpine’s fleet can be difficult to model,
simplifying techniques may help
35
1. Estimate annual generation (MWh) based on market outlook relative to disclosed historical generation with adjustments for asset acquisitions, asset divestitures and plants reaching commercial operations as well as changes in gas and coal price environments.
• Note: Estimated generation in this step should exclude volumes from unconsolidated investments (Greenfield, Whitby).  Margin from these plants is captured in step 7 below.
2. Estimate hedged energy margin based on disclosed % hedged (blue bars) and disclosed hedge margin ($/MWh).
• Note: 2013 hedged margin ($/MWh) is full year average including YTD settlements. 2013 hedge profile is for balance of year only (applicable for steps 3 and 4 as well).
3. Estimate Geysers unhedged energy margin using MWh estimate (historically,
~6 million MWhs), assume the Geysers unhedged % is the same as the entire portfolio, and apply NP-15 ATC prices.
4. Estimate gas fleet unhedged energy margin based on rough assumptions:
• Dispatched generation tends to capture a premium to the block on-peak spark spread for open volume. This premium varies significantly with, and is inversely related to, dispatch volumes.  For 2013, this relationship is captured within our guidance.  For years past 2013, depending upon your volume assumption in step 1 above, use the following rules of thumb for applying the premium:
• For this exercise, hedge profile is assumed to be relatively flat across all regions, and disclosed regional steam adjusted plant heat rates should be considered when calculating spark spreads.
Note: Tips are provided to help investors consider simplifying techniques to apply the information disclosed to date in their modeling efforts.  These tips are naturally less precise than models based on detailed operational, contract, and hedge position data might be.
1
Excluding major maintenance expense, non-cash loss on disposal of assets, and stock-based compensation.
2
Excluding stock-based compensation.
5. Adjust margin to capture items such as ancillary services and storage positions (benefit of small tens of millions), as well as carbon costs in
California.
• To consider Calpine's AB32 costs, apply our combined-cycle average emissions rate of 876 lb/MWh for the California combined-cycle plants and assume that ~50% of those costs are passed on to our customers per contractual arrangements.
6. The sum of steps 2 through 5 above will provide you with an estimate of our
Energy Margin. To estimate the contribution of Reliability and Other Margin
(regulatory capacity and REC revenue) and arrive at an estimate of Total
Commodity Margin, simply divide the Energy Margin by the disclosed percentages of Energy Margin as a % of total Commodity Margin.
7. Add estimated margin from unconsolidated investments (Greenfield, Whitby)
by multiplying Calpine capacity (net interest) by $110/kw-yr in all periods shown.
• Since these margins from unconsolidated investments are not included in
Commodity Margin, but are included in Adjusted EBITDA, it is necessary to additionally estimate expenses related to unconsolidated investments for purposes of calculating Adjusted EBITDA.
8. When modeling operating costs for the consolidated power plants, use
2012 reported plant operating expense and sales, general and
administrative expense   and other operating expense and apply an
inflationary factor for 2013 and subsequent periods, with adjustments for asset acquisitions, asset divestitures and plants reaching commercial operations.
NON-EQUITY Volume
Projection (MM MWh)
Recommended Premium to
On-Peak Spark Spread
<100 5% - 15%
100 – 110 (5)% - 5%
110 – 120… (15)% - (5)%
1
1
2

Reliability & Other Margin Detailed
1
Estimated as of 03/26/13. Excludes unconsolidated projects.
2
Amounts shown as percentages of projected 2013 Regulatory & Other Margin.  Excludes unconsolidated projects.
3 Represents volumetric position.
Reliability &
Other Margin
Hedge Profile
1
Reliability &
Other Margin
Components
2
Substantially hedged
36
RECs
24%
Regulatory
Capacity
76%
100%
94%
92%
6%
8%
Bal-2013 2014 2015
Hedged Dollars Open Dollars
REC Sales:  % Volume
3
2013 100%
2014 97%
2015 95%

37
Closer Look at Demand Response in PJM

Demand Response in PJM:  An Overview
Economic Products as Percent of Total DR Revenue ($9.2 MM in 2012)
Footnotes for Summer Pricing Impact of
Increased DR Dispatch:
Source:  Calpine, Energy Velocity.
Summer represents July and August.
Estimate reflects average summer price impact
of the market clearing on the cost of DR (at
assumed $500/MWh) instead of the cost of a gas
turbine (at assumed production cost of
$45/MWh) for 40 incremental hours.
Product Description Pricing
Emergency:
Capacity
•
Three types:  Annual, Extended
Summer, Limited
•
Receives annual RPM payments set
by Base Residual Auction (if
cleared)
Emergency:
Energy
•
If cleared RPM auction, required
to offer into DA/RT energy
market; can only be called upon
in emergency situations
•
Sets price if needed to avoid
scarcity event
— Received ~$1,500/MWh in
2012
Economic
•
Offered into day-ahead and/or
real-time markets voluntarily
•
LMP must be > Net Benefits Test
to be dispatched
•
Paid full LMP
— Often dispatched at
<$100/MWh
Ancillary
Services
•
Quick-response products to
support grid stability
•
Based upon hourly market prices
Source:  PJM.

2013 Investor Day: Power Operations John Adams Sr. Vice President, Power Operations April 10, 2013

39
Power Operations Organization

West:  Rob Parker
Geysers:  Mike Rogers
Central:  Dave Plauck
Southeast:  Rick Colgan
North:  Bill Ferguson
Panelist
In Attendance
John Adams
West Region
Geysers
Central Region
Southeast Region
North Region
Outage Services
Ron Macklin
Engineering
Dev. & Opt.
Tom Long
Engineering &
Construction
Supply Chain &
Asset Management
Ron Hall Andre Walker
Safety
Wendi Martin
Environmental
Services
Derek Furstenwerth
Strategic
Procurement
Murray Sanderford
Sr. Vice President,
Power Operations

40
Committed to Best-in-Class Operations

Increasing Generation While
Improving Operations…
According to EEI Safety Survey (2011).  Includes generation companies only.
1
Success Drivers:
1
…and Maintaining Focus on Safety
Generation Forced Outage Factor
0.0
1.0
2.0
3.0
4.0
80,000
90,000
100,000
110,000
120,000
2008 2009 2010 2011 2012
3-Yr. Avg. 2012 EEI Top Quartile
— Predictive and preventive
maintenance
— Transformer reliability and spares
— Summer and winter preparation
— Fleetwide Root Cause Analysis
program
— Enhanced training
— Master purchasing agreements:
Volume discounts and parts
consistency
— Turbine expertise
— Expanded borescope program
— Outage planning certainty
— Optimized parts management
•
Fleet Programs
•
Supply Chain Services
•
Outage Services

41
Leveraging Technological Expertise

GE Siemens
Combustion Turbines (158) Steam
Turbines (79)
Use of similar technology across fleet provides scale, reduces costs and facilitates sharing of best practices

42 42 MAJOR MAINTENANCE Ron Macklin Vice President, Outage Services

43
Calpine’s Outage Services

Economies of scale + Proprietary knowledge = Competitive Advantage
Preventive Maintenance Supporting
Lower Equipment Failure Expense
• Calpine Outage Services: Manages Major Maintenance
program
-
Technical, outage, planning, asset, finance and safety
expertise servicing largest modern CCGT fleet in world
and largest co-generation fleet in US
• Outage Services mission:
-
Eliminate forced outage / equipment failure
-
Provide CCGT maintenance to Calpine fleet
-
Provide technical expertise
-
Exercise cost control and demonstrate accurate
forecasting
• Scale produces a market
-
Inventory of assets
-
Competition between suppliers
-
Long-term contracts for percent of contracts

44
Outage Services: Scheduled Maintenance Program

Committed to preserving fleet value through diligent maintenance
2014 -2018 Major Maintenance Schedule
Maintenance Intervals:
• Combustion Inspection
(Manways open)
-
GE turbine:  12,000/24,000 hrs
-
Siemens turbine:  8,000/16,000/24,000 hrs
• Hot Gas Path
Inspection
(Turbine cover lifted)
-
GE &
Siemens turbines:  24,000 hrs
• Major Inspection
(Rotor removal, all covers off)
-
GE &
Siemens turbines:  48,000 hrs
5-year average: $350MM
Major maintenance expense and
Capex
Lower $
Higher $
Rigorous &
Ongoing Maintenance Program
0
10
20
30
40
50
60
70
2014 2015 2016 2017 2018
Combustion inspection Hot gas path
Major inspection Steam Turbine Major inspection
Steam Turbine Minor inspection

45 45 TURBINE TECHNOLOGY Tom Long Vice President, Development and Optimization Engineering

•
Technology developing; totally new
platforms
•
Original Siemens G-class and GE H-class
abandoned
•
Units are lower heat rate, but less
flexible:
Cannot meet cycling needs as effectively
Calpine F-Class Fleet:  Modern and Competitive
46
F-Class:
Advanced Classes:
•
Technology evolution continuing—but not
revolutionary:  OEM’s continue to invest
•
Will continue to be the workhorse of industry
•
All Calpine units upgradable
F-Class Will Continue to Be Industry’s Workhorse
— Efficient
— Cyclable
— Reliable
•
GE 7FA
•
Siemens 501F
• G-, H- & J-Class
• GE, Siemens, Mitsubishi
— Target customer:  Baseload
operations in high gas price
environments (e.g. Korea, Japan,
some regulated U.S. utilities)

5,781
7,240
6,982 - 7,147
636
200
130
0 - 50
235 - 350
Manufacturer
Quoted "New"
HR (LHV)¹
LHV to HHV
Natural Gas
Aux Load Long-term
Degradation
Ambient
Conditions
(v ISO)
Cycling/
Min Load
Potential
Realized HR
CPN Framed
CCGT Fleet HR-
Non Cogen
(2012)
Making Sense of the Numbers:
Calpine’s Fleet Remains Competitive
47
Calpine’s modern fleet remains competitive as new technology is introduced
Potential to
improve efficiency
given ability to
upgrade with
appropriate market
signals (Fleet only
~25% upgraded)
“Real World” Operations Necessitate Adjustments
to Published Efficiencies
2
1
LHV: Lower heating value. HHV: Higher heating value. HR:  Heat Rate. HR based on OEM promotional material and ISO ratings. ISO Ratings = 59°F, 60% Relative Humidity,  Sea Level
2
Varies from our published fleet-wide steam adjusted heat rate due to exclusion of technologies other than combine-cycle gas turbines.
(2x2x1 Plant)
1

48 48 CONSTRUCTION / NEW-BUILD Ron Hall Vice President, Engineering and Construction

1 Source: Calpine Data, EIA, November 2010, “Updated Capital Cost Estimates for Electricity Generation Plants”.  Figures shown in 2010 real $.
2 Represents incremental baseload capacity at annual average conditions. Incremental summer peaking capacity is approximately 200 MW per unit, supplemented by incremental efficiencies across the balance of the plant.
Regional / Local impacts to construction costs:
•
Lateral interconnection costs (gas, water, transmission)
•
Climate impacts (inside versus outside STG)
•
Air cooled condenser versus wet cooling tower
•
Seismic design
•
Zero-liquid discharge versus other means
•
Noise and visual requirements
•
Availability of workforce: Labor wages & productivity
•
Environmental restrictions / limitations
•
Location adjustments
Cost of Typical CCGT Plant for various locations
Calpine advantages that lower overall construction costs:
•
Organic growth: Existing plants with upgrade flexibility
– Oversized steam turbines
– Combustion turbine upgrades
– Chillers/Foggers/Power augmentation
•
Surplus equipment
– F-class combustion turbines & steam turbines
•
Re-powering / Expansion sites
– Interconnection capability
– Site infrastructure (water & gas supply, buildings,
substation)
49
Projected Combined-Cycle Construction Costs
Garrison Energy Center (309 MW)
•
Surplus CTG
•
Gray market STG
•
Competitive EPC pricing
Channel & Deer Park Energy Centers
(260 MW each)
•
Surplus CTG
•
Excess capacity STG
•
Existing infrastructure
advantage
$893
$916
$980
$1,005
$1,164
$1,292
$1,650
$400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800
Texas
Southeast (AL/FL/GA/LA)
Base 2x1  540 MW NGCC
Mid West
Mid Atlantic
California
New York
2
1

Russell City Energy Center
Hayward, CA
•
464 MW
1
2x2x1 CCGT
•
Siemens FD3 CTGs, GE D-11 STG
•
10 year contract to PG&E
•
Commissioning in progress
•
COD Summer 2013
•
120 MW 4x4x1 CCGT Conversion
•
GE LM 6000 CTGs, MHI STG
•
10 year contract to PG&E
•
Commissioning in progress
•
COD Summer 2013
Los Esteros Critical Energy Facility
San Jose, CA
Deer Park and Channel Energy Centers
Houston, TX
•
260 MW
2
incremental capacity at each site
•
Siemens FD3 CTGs
•
Leveraging existing sites and equipment
(~ $400/kW savings)
•
Foundations currently being poured
•
COD Summer 2014
Garrison Energy Center
Dover, DE
•
309 MW CCGT greenfield site
•
New GE 7F.04 CTG, A10 STG
•
Leveraging existing equipment and
advantaged site (~ $250/kW savings)
•
Now under construction
•
COD Summer 2015
50
Calpine Construction Projects
1
Represents Calpine share.
2
Represents incremental baseload capacity at annual average conditions. Incremental summer peaking capacity is approximately 200 MW per unit, supplemented by incremental efficiencies across the balance of the plant.
Calpine
Construction
Philosophy
•
Owner-furnished
equipment
•
Efficient Calpine
team
•
Deep expertise
•
Leverage best EPC’s

2013 Investor Day: Regulatory Panel Thad Miller Executive Vice President, Chief Legal Officer April 10, 2013

Texas & SE
52 52
Legal and Regulatory Team
EVP, Chief Legal Officer
Thad Miller
Legal
Governmental &
Regulatory
Affairs
Corporate
Communications
Internal Audit/
Compliance
Insurance
Panelist
William Taylor
Environmental
In Attendance
West North
FERC & ISOs
Federal
Steve Schleimer
Mark Smith
Norma Dunn
Joe Ronan
Derek Furstenwerth
Yvonne McIntyre
Shonnie Daniel
Randy Jones

Overarching Regulatory Themes
Key Fronts for Continued Progress
53
Moving toward fairer, more transparent and stable price signals
•
In CA, seeking to
•
eliminate discrimination between old and new generation
•
obtain appropriate compensation for flexibility attributes of CCGTs
•
In TX, advocating to
•
adopt a capacity market to incent investment, assuring long term viability of competition
•
in the interim, reduce impediments to scarcity pricing in energy-only market design
•
In PJM, refining MOPR, DR rules to assure a level playing field
Allowing markets (not regulators) to choose “winners”
•
Challenging NJ/MD efforts to exert buyer-side market power subsidizing new plants
•
Opposing legislative/regulatory actions denying ratepayers benefits of lower wholesale prices through uneconomic
•
utility self-builds (CA, OR, VA, NV, MN)
•
offshore wind (ME, MD) and intermittent renewables (CA)
Role of DR must align with environmental and competitive markets goals
•
Protect environmental ground gained by limiting DR from behind-the-meter, uncontrolled, inefficient generator sets to replace retiring coal plants or otherwise supplant gas generation
•
If DR to be compensated similar to generators, assure comparable performance requirements and non-performance penalties
Market
Structure/
Rules
Non-
Competitive/
Subsidized
Generation
Demand
Response

54 54
Advocating for Competitive Markets and Responsible Regulation
As of 4/10/2013
West (CAISO)
•
Assure incremental
compensation for gas
generation with flexibility
attributes critical to
integration of intermittent
renewables
•
End discrimination against
existing (vs. new) generation
and ensure adequate
compensation for existing
generation
•
Support and refine GHG Cap-
and-Trade
Multi-regional
•
o
success in OK,
progress in MN, battles
in CA/OR/NV/VA
Texas (ERCOT)
•
•
o
Safe harbor allows more rational bidding
•
o
PUCT active consideration likely this year
Federal
•
Congress – inaction likely to continue
o
Climate
Change:
resurgent
o
GHG and other EPA rules: Unlikely to be blocked
o
PTC: extended thru ’13
o
Cybersecurity: Multiple proposals; Executive Order
interim measure
•
EPA – activism to continue
o
MATS: In effect, court case slogs on
o
CSAPR:
o
Coal Ash:
o
316(b) (OTC):
o
GHG (new sources): Rule final this year
o
GHG (existing sources): Proposed rule on hold
•
CFTC Derivatives Rules
o
CPN qualifies for end-user exemption
•
FERC – new leadership?
o
Trending positive on support for capacity markets
Rulings on ISO-NE, NY-ISO capacity market rules
NERC letter to ERCOT on resource adequacy
Ruling on CAISO application for “forward
backstop mechanism” made right noises on
PJM MOPR ruling pending
o
Gas/Electric Interdependency review underway
North (PJM, MISO, ISO-NE, NY-ISO)
•
Continue to refine rules to promote fair and
transparent market precluding
NJ, MD court cases
FERC approval of MOPR fix pending
PJM rules tightened
Challenging dirty DR
•
Oppose MISO capacity transportability into PJM
•
Assure ISO-NE concerns on gas/electric
interdependency lead to market-based solution
not mandate
No Sandy surge but dialogue
Overturned, EPA appealing to USSC
Rule delayed
Final rule expected ‘13
Oppose uneconomic
utility self-builds
o
Some implemented and considering others
affecting operating reserves
Support interim changes to allow scarcity pricing
Approval of Calpine’s Voluntary Mitigation Plan
Support transition to capacity market to assure
long-term reliability
o
Opposed by PJM/some MISO stakeholders
o
FERC to hold conference
o
State exercise of buyer-side market power
o
Special treatment for DR resources

55 55 APPENDIX

Initiatives
•
FERC Rule on DR
•
FERC Review of
Gas/Electric
Coordination Issues
•
Cybersecurity
•
Dodd-Frank & CFTC
Regulation
Comments
•
Appealed to court asserting unfairly
overcompensates DR relative to
generation and threatens reliability
•
ISO-NE and MISO concerned about gas
transport insufficiency
•
ISO-NE actively examining energy and
capacity market rules changes to help
alleviate problem
•
Executive order issued: government-
private sector information sharing
program and cybersecurity best practices
framework
•
CPN continues to qualify for end-user
exemption
56
Environmental Regulation
Initiatives
•
GHG Performance Standards
•
Mercury and Air Toxics Standards
(MATS)
•
Cross-State Air Pollution Rule
(CSAPR)
•
Revised PM-2.5 Ambient Air
Quality Standard
•
Coal Combustion Residuals
Management Rule
•
Cooling Water Intake Structures
(Once-through-cooling Rule)
•
National Emissions Standards for
Hazardous Air Pollutants for
Reciprocating Internal Combustion
Engines (RICE-NESHAP)
Comments
•
Final rule for new sources
expected ‘13
•
Existing sources on hold
•
Effective 4/15
•
Challenged in court but no stay
•
Vacated by Court; remanded to
EPA for revisions; EPA likely to
appeal
•
CAIR in effect
•
Reset PM-2.5 NAAQS based on
latest science; effective by ‘15
•
Regulates bottom ash/sludge/
slag as waste
•
Final rule timing uncertain
•
Reduces impingement/
entrainment impacts on aquatic
life
•
Final rule by mid-’13;
compliance starts mid-2015
•
Final rule contradicts national
environmental goals
•
Being challenged in court
Market Regulation
Regulatory and Legislative Overview: Federal
Continuing the March Toward Responsible Environmental Policy

Regulatory and Legislative Overview: North Region
Discouraging Non-competitive Resources
57
Non-Competitive/Subsidized Generation
Market Structure/Rules
Demand Response
Initiatives
•
New Jersey (LCAPP) & Maryland
(RFP process) subsidized
generation
•
Utility self-build
•
Renewables
Comments
•
Both trials underway
•
May issue decision prior to May
auction
•
Challenging competitiveness of
rate based assets in VA, MN
•
Offshore Wind: MD law passed,
but with significant safeguards; NJ
still examining policies
•
Canadian Hydro:  CT proposal to
count as “Tier 1” renewable
Initiatives
•
Capacity Markets
Comments
•
PJM: Strengthening MOPR
process
•
ISO-NE: FERC approved strong
buyer-side market power rules
over objections of states; price
floor going away in next auction
•
NY-ISO:  FERC approves
generators’ complaint over
implementation of buyer-side
market power rules
Initiatives
•
Treatment and impact of
increasing role of demand
response
Comments
•
Court challenge to RICE NESHAP
(dirty DR) filed
•
ISO-NE/PJM continue to
strengthen DR rules
Other Regional Issues
Initiatives
•
Regional Greenhouse Gas
Initiative (RGGI)
•
“Seams” Issues
Comments
•
Tighter GHG caps proposed
across region
•
PA and NJ key states out of
program, creating “leakage”
•
MISO/PJM addressing
operational improvements and
capacity portability by MISO
into PJM

Regulatory and Legislative Overview: Texas Region
Incentivizing New Capacity
58
Market Structure/Rules
Other Regional Issues
Initiatives
•
PUCT Resource Adequacy
Proceedings
•
PUCT Scarcity Pricing
Proceedings
•
Capacity, Demand and Reserves
(CDR) forecast
•
Demand Response Proceeding
•
Calpine’s Voluntary Mitigation
Plan (VMP)
•
ERCOT Scarcity Pricing
Proceedings
Comments
•
Required v. target reserve margin
•
Energy-only v. capacity market
•
Increased System Wide Offer Cap
•
Considering interim operating reserve
demand curve proposals:
•
PUCT/ERCOT review of inputs for bi-
annual CDR to establish appropriate
reserve margin target
•
PUCT considering how to
incorporate/increase DR (economic
and reliability response) without
adverse impact to market
•
PUCT approved plan (3/28) provides:
•
Limiting mitigation to resources that
contribute to real-time non-
competitive constraints
•
Reducing deployment of Regulation-
Up service
Initiatives
•
2013 Legislative Agenda
•
PUCT Commissioner
update
Comments
•
PUCT Sunset review
•
Proposed legislation requiring cost-
benefit analysis before changing
market structure
•
Environmental legislation authorizing
TX to assume authority from EPA for
GHG permitting
•
Pablos replacement not likely until
after end of regular legislative
session (May 27)
o
establishing “price adder” to
existing real-time scarcity price
o
adding operating reserves with
$350/MWh floor (Non-Spin Res.)
o
informal bidding guidance for
other market participants
o
creates safe harbor against market
power abuse charges
o
guidelines for CPN’s bidding behavior

Initiatives
•
CPUC: Long Term Planning &
Procurement (LTPP)
•
CPUC: Resource Adequacy (RA)
•
CAISO: Forward Capacity
Procurement Initiatives
Comments
•
Pursuing new products that:
Regulatory and Legislative Overview: West Region
Properly Compensating Existing, Flexible Generation
59
Market Structure/Rules
Non-Competitive/Subsidized Generation Other Regional Issues
Initiatives
•
Utility self-build (or BOT)
•
Subsidized renewables and
generation alternatives (DR,
Storage, etc.)
Comments
•
Regulators continue to support
uneconomic/unneeded projects
at expense of existing generation
and ratepayer
•
Policies continue to increase
renewable investment and drive
need for system flexibility for
integration of renewables
•
GHG reduction policies focus on
uneconomic alternatives to
conventional generation
Initiatives
•
California Air Resources Board
(CARB) GHG Cap-and-Trade
Program (AB32)
•
Water Resources Control Board:
Once-Through-Cooling (OTC)
Comments
•
Emissions market functioning
with two auctions already held
•
CARB staff reviewing rules
refinements to assure long term
viability of market
•
Replacement of OTC units: Part
of IOU procurement analysis
being discussed at CPUC & CEC
o
Provide incentive for procurement
of existing generation intermediate
term
o
Allow existing and new power
plants to compete on equal basis
(FERC ruling on CAISO forward
backstop creates pressure point)
o
Compensate flexible gas
generation critical to integration of
intermittent renewables

2013 Investor Day: Financial Overview Zamir Rauf Exec. Vice President, Chief Financial Officer April 10, 2013

Note: Debt balances as of 12/31/12.
1 Includes net debt of unconsolidated projects.
2 Figures based upon TTM (2012) Adjusted EBITDA. Calculation excludes project debt associated with Russell City and Los Esteros while under construction, as well as effective corporate debt (equivalent capital spend) for Garrison, Deer Park and Channel projects.
3 A non-GAAP financial measure.  Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to Net Income (Loss), the most comparable U.S. GAAP measure, are included herein.
Capital Structure Optimization
Opportunistically managing maturities and streamlining capital structure while delivering interest savings and increasing Adj. FCF  /share
Recent Activities:
Delivered ~ $0.08 Adj. FCF  /Share Savings
• Oct 2012:
— Issued term loan to refinance 10% of Sr. Secured
Notes ($590 MM) and retire BRSP ($218 MM)
— ~$25 MM annual interest savings
• Feb 2013:
— Repriced all $2.5B of term loans
— ~$12 MM annual interest savings
Upcoming Opportunities:
• 8.0% CCFC bonds due 2016
— $1 billion callable at 104 in Jun 2013
• 7.25% Senior Secured Notes due 2017
— $1.08 billion callable at 103.6 in Oct 2013
• 10% of all Senior Secured Notes (7.25% - 8.0%)
— Currently callable at 103 in twelve month intervals
(next opportunity: Oct 2013)
CCFC
$978
Capital Leases
$217
Notes Payable/
Other
$47
Gross Debt: $10,750
Less: Cash, Cash Equivalents & Rest. Cash: $(1,537)
Net Debt : $9,405
Net Debt / Adjusted EBITDA : 4.9x
Average Interest Rate:
2008 8.8%
2013 7.3%
Corporate Debt
Senior Secured Notes $5,303
First Lien Term Loan $2,463
Corporate Revolver —
Total Corporate Debt                $7,766
Project Debt
$1,742
($ millions)
61
3
3
1
1
2

62
Strong Liquidity, No Near-Term Refinancing Risk

No Near-Term Maturities
Projected Scheduled Amortizations
& Estimated Cash Sweeps
($ millions)
Represents ~$1B of debt paydown
Minimum:
$1 billion
Strong Liquidity / Better Quality Capital Allocation Flexibility
Project Debt CCFC Senior Secured Notes Senior Secured Term Loans
Restricted Cash
Cash and Cash Equivalents, Non-corporate
Cash and Cash Equivalents, Corporate
Revolver / LC Availability
1
Debt maturity schedule shown here is not prepared on a U.S. GAAP basis and does not conform to debt maturity schedule presented in Calpine’s Form 10-K.  (Refer to the 2012 Form 10-K for further information regarding U.S. GAAP-basis debt maturities).  Assumptions used in debt maturity charts shown here are as follows: (i) excludes letter of credit facilities; (ii) maturity balances assume cash sweeps; and (iii) all other debt maturities are paid from operating cash flows at the project level. Project debt in 2019 represents projected balance for OMEC.  Put price in the PPA approximates the projected debt balance.
1
$658
$567
$757
$1,058
$946
$1,153
$269
$306
$131
$248
$194
$253
2010 2011 2012
Calpine Peers
Environmental CapEx
Legacy Environmental Liabilities
Decommissioning Liabilities
Underfunded Pension Liability
Cash Taxes
Discretionary Capital Allocation
$1,000
$1,080
$1,368
$1,544
$1,421
$990
$1,800
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
$140
$180
$190
$200
$210
2013 2014 2015 2016 2017
$2,294
$2,013
$2,233

63
NOLs:  Additional Source of Value
NOL Summary
NOL usage enhances excess liquidity
available for capital deployment
NOL Benefits
Cash tax savings since 2010 ~$250 MM
Southeast fleet tax basis ~$200/kW
($ millions)
Managing Expirations to Maximize Value
State NOLs Present Additional Opportunity
Note:  Calpine does not have state NOLs in Texas due to lack of income tax in the state.  (Companies instead pay franchise taxes.)
$0
$2,000
$4,000
$6,000
$8,000
Federal State Foreign
$0
$1,000
$2,000
$3,000
$4,000
$5,000
0 - 5 6 - 10 11 - 15 16 - 20 Over 20
Years Until Expiration

Disciplined Approach to Capital Allocation
Minimum liquidity
met?
• $1 billion
FOCUS ON
OPERATIONAL
PERFORMANCE
High return investment
opportunities available?
Need to reduce leverage?
Ability to return capital?
INVEST IN GROWTH
• Accretive to Adj. FCF
1
per share
• Equity returns above cost of
capital
• Benchmark against share
repurchase
• Ensure ability to achieve target
credit ratios over time
REDUCE LEVERAGE
• Leverage target:
~4.5x Net Debt / Adj. EBITDA
1
• Actual ratio may fluctuate, but
target remains in sight
RETURN CAPITAL
• Flexible capital structure
• Share buyback:  Effectively buying
back our own plants at a discount
• Ability to consider dividend if/when
time is right
Excess
Cash
Adj. Free
Cash Flow
64 1
A non-GAAP financial measure.  Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to Net Income (Loss), the most comparable U.S. GAAP measure, are included herein.

65
Capital Allocation Drives Adj. Free Cash Flow Per Share Growth

Driving Adj. FCF
1
/Share Growth Successfully Deploying Capital
1
A non-GAAP financial measure.  Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to Net Income (Loss), the most comparable U.S. GAAP measure, are included herein.
Financially disciplined growth
Accretive acquisitions
Asset monetization and capital reallocation
Opportunistic share repurchases
Optimizing capital structure
Paying down debt
20% CAGR
15% CAGR
(15-20% CAGR)

Both metrics presented before capital
allocation activity:
Principal repayment
Organic growth investments
M&A
Share repurchases
Merits of Adj. Free Cash Flow Per Share
• More accurately reflects shareholder value than
absolute Adj. EBITDA
1
or FCF
1
• Captures value created by
—Asset sales
—Interest savings
—Tax position (NOL)
—Share repurchases
Adj. FCF Per Share
1
…
…A Proxy for Cash Earnings Per Share
Earnings Per Share
+ Non-Cash Taxes
+ Non-Cash Interest (net)
Non-Cash Unrealized Mark-to-Market
+ Depreciation & Amortization
— Maintenance CapEx
Other non-cash / non-recurring items
2
= Adj. FCF Per Share
1
Adj. FCF/Share
1
Growth:  Representative of potential total shareholder return
Targeting 15 — 20% CAGR
66
1
A non-GAAP financial measure.  Reconciliations of Adjusted EBITDA and Adjusted Free Cash Flow to Net Income (Loss), the most comparable U.S. GAAP measure, are included herein.
2
Includes non-cash stock compensation expense, non-cash (gain) loss on disposal of assets, and other items.
2011 2012 2013E

67 67 APPENDIX

Adjusted EBITDA represents net income (loss) attributable to
Calpine before net income (loss) attributable to the
noncontrolling interest, interest, taxes, depreciation and
amortization, adjusted for certain non-cash or non-recurring items as detailed in the following reconciliation.  Adjusted
EBITDA is presented because our management uses Adjusted
EBITDA (i) as a measure of operating performance to assist in comparing performance from period to period on a consistent
basis and to readily view operating trends; (ii) as a measure for planning and forecasting overall expectations and for
evaluating actual results against such expectations; and (iii)
in communications with our Board of Directors, shareholders, creditors, analysts and investors concerning our financial
performance.  We believe Adjusted EBITDA is also used by
and is useful to investors and other users of our financial
statements in evaluating our operating performance because
it provides them with an additional tool to compare business performance across companies and across periods. Adjusted
EBITDA is not a measure calculated in accordance with U.S.
GAAP, and should be viewed as a supplement to and not a
substitute for our results of operations presented in
accordance with U.S. GAAP.  Adjusted EBITDA is not intended
to represent cash flows from operations or net income (loss)
as defined by U.S. GAAP as an indicator of operating
performance. Furthermore, Adjusted EBITDA is not
necessarily comparable to similarly-titled measures reported by other companies.
Adjusted Free Cash Flow represents net income (loss)
attributable to Calpine before net income (loss) attributable to the noncontrolling interest, interest, taxes, depreciation and amortization, as adjusted, less operating lease
payments, major maintenance expense and maintenance
capital expenditures, net cash interest, cash taxes, and other adjustments, including non-recurring items.  Adjusted Free
Cash Flow is a performance measure and is not intended to
represent net income (loss), the most directly comparable
U.S. GAAP measure, or liquidity and is not necessarily
comparable to similarly titled measures reported by other
companies.
_________
(1)Depreciation and amortization expense in the income from operations calculation on our Consolidated Statements of Operations excludes amortization of other assets.
(2)Included on our Consolidated Statements of Operations in (income) from unconsolidated investments in power plants.
(3)Adjustments to reflect Adjusted EBITDA from unconsolidated investments include unrealized (gain) loss on mark-to-market activity of nil for each of the three months ended December
31, 2012 and 2011, respectively, and nil and $1 million for the years ended December 31, 2012 and 2011, respectively.
(4)Includes $42 million and $192 million in major maintenance expense for the three months and year ended December 31, 2012, respectively, and $35 million and $183 million in maintenance capital expenditures for the three months and year ended December 31, 2012, respectively. Includes $27 million and $201 million in major maintenance expense for the three months and year end December 31, 2011, respectively, and $35 million and $196 million in maintenance capital expenditures for the three months and year ended December 31,
2011, respectively.
(5)Includes commitment, letter of credit and other bank fees from both consolidated and unconsolidated investments, net of capitalized interest and interest income.
Reg G Reconciliation:
Adjusted EBITDA and Adjusted Free Cash Flow
Net income (loss) attributable to Calpine $ 199 $ (190)
Net income attributable to the noncontrolling interest
Income tax expense (benefit)
Debt extinguishment costs and other (income)
expense, net
(Gain) loss on interest rate derivatives
Interest expense, net of interest income
Income from operations $ 1,002 $ 800
Add:
Adjustments to reconcile income from operations to
Adjusted EBITDA:
Depreciation and amortization expense, excluding
deferred financing costs (1)
Major maintenance expense
Operating lease expense
Unrealized (gain) loss on commodity derivative mark-
to-market activity
(Gain) on sale of assets, net
Adjustments to reflect Adjusted EBITDA from
unconsolidated investments
(2)(3)
Stock-based compensation expense
(Gain) loss on dispositions of assets
Acquired contract amortization
Other
Total Adjusted EBITDA $ 1,749 $ 1,726
Less:
Operating lease payments
Major maintenance expense and capital expenditures
(4)
Cash interest, net
(5)
Cash taxes
Other
Adjusted Free Cash Flow (6)
$ 564 $ 489
Weighted average shares of common stock
outstanding (diluted, in thousands)
Adjusted Free Cash Flow
Per Share  (diluted)
$
2011
Year Ended December 31,
2012
$
1.20
471,343 485,381
8 11
757 781
11 13
34 35
375 397
7 25
12 16
14 8
31 36
25 24
82 25
(222) —
200 205
34 35
564 552
725 751
45 115
14 145
— 1
19 (22)
(6)Excludes a decrease in working capital of $91 million and $107 million for the three months and year ended December 31, 2012, respectively, and a decrease in working capital of $8 million and increase in working capital of $13 million for the three months and year ended December 31, 2011, respectively.  Adjusted Free Cash Flow, as reported, excludes changes in working capital, such that it is calculated on the same basis as our guidance.
1.01

Full Year 2013 Range: Low High
GAAP Net Income
(1)
$ 175   $ 335
Plus:
   Interest expense, net of interest income 745 745
   Depreciation and amortization expense 575 575
   Major maintenance expense 205 205
   Operating lease expense 35 35
   Other
(2)
65 65
        Adjusted EBITDA $ 1,800   $ 1,960
Less:
   Operating lease payments 35 35
   Major maintenance expense and maintenance capital expenditures
(3)
370 370
   Cash interest, net
(4)
755 755
   Cash taxes 15 15
   Other 10 10
       Adjusted Free Cash Flow $ 615   $ 775
_________
(1) For purposes of Net Income guidance reconciliation, unrealized mark-to-market adjustments are assumed to be nil.
(2) Other includes stock-based compensation expense, adjustments to reflect Adjusted EBITDA from unconsolidated investments, income tax expense and other items.
(3) Includes projected major maintenance expense of $210 million and maintenance capital expenditures of $160 million. Capital expenditures exclude major construction and development projects.  2013 figures exclude non-recurring IT system upgrade.
(4) Includes commitment, letter of credit and other bank fees from both consolidated and unconsolidated investments, net of capitalized interest and interest income.
(in millions)

Reg G Reconciliation:  2013 Adjusted EBITDA
and Adjusted Free Cash Flow Guidance

Investor Relations Contacts
•
Calpine Investor Relations
investor-relations@calpine.com
713-830-8775
•
Christine Parker
Director, Investor Relations
parkerc@calpine.com
713-820-4023
•
Bryan Kimzey
Vice President, Investor Relations
bryan.kimzey@calpine.com
713-830-8777